Exhibit 4 under Form N1-A
                                  Exhibit 3(c) under Item 601/Reg. S-K

                             COUNTERSIGNED
                             STATE STREET BANK AND TRUST COMPANY
                                          (BOSTON) TRANSFER AGENT


                                                            AUTHORIZED
SIGNATURE

NUMBER                                                                SHARES
                        FEDERATED STOCK TRUST

ACCOUNT NO.   ALPHA CODE                                         SEE
REVERSE FOR
                                                             CERTAIN
DEFINITIONS

     THIS IS TO CERTIFY that                                is the
     owner of

      FULLY-PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST OF

                             FEDERATED STOCK TRUST

          hereafter called the Trust, transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
              The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments therein, to all of which the holder by acceptance hereof assents.
              This Certificate is not valid unless countersigned by the Transfer Agent.
              IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officer and to be sealed with its Seal.

          Dated:
                                     [SEAL]

              TREASURER                                     CHAIRMAN

          ALL PERSONS DEALING WITH FEDERATED STOCK TRUST, A MASSACHUSETTS BUSINESS TRUST, LOOK SOLELY TO THE ENFORCEMENT OF ANY CLAIM AGAINST THE TRUST, AS THE TRUSTEES, OFFICERS, AGENTS OR SHAREHOLDERS OF THE TRUST ASSUME NO PERSONAL LIABILITY WHATSOEVER FOR OBLIGATIONS ENTERED INTO ON BEHALF OF THE TRUST.

The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as thought they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common                 UNIF GIFT MIN ACT
  TEN ENT -- as tentant by the entireties              Custodian
  JT TEN  -- as joing tenants with the rights          Under Uniform
Gift to Minor
             of survivorship and not as tenants   (Cust)
  (Minor)
                in common                         Act
                                                            (State)

Additional abbreviaitona may also be used through not in the above list.

For value received.               hereby sell, assign and transfer
                    -------------
unto


Please insert Social Security or other
indentifying number of Assignee.


Please print or typewrite name and address, including zip code, of Assignee)



shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises

Dated


                                   NOTICE:  THE SIGNATURE TO THIS
                                   ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN
                                   UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT
                                   OR ANY